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Exhibit 10.18

ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter, this "Amendment") is executed on this 21st day of March, 2007, to be effective as of the respective date hereinafter specified, by and among BANCTEC, INC., a Delaware corporation ("BancTec"), BTI TECHNOLOGIES L.P., a Texas limited partnership ("BTI Tech" and jointly and collectively with BancTec, the "Borrower"), the financial institution(s) listed on the signature pages hereof, and their respective successors and Eligible Assignees (each individually as "Lender" and collectively "Lenders"), and HELLER FINANCIAL, INC., a Delaware corporation, in its capacity as Agent for the Lenders ("Agent").

RECITALS

        WHEREAS, Borrower, Agent and Lenders are parties to that certain Loan and Security Agreement, dated as of May 30, 2001 (as amended, supplemented or otherwise modified, the "Loan Agreement"); and

        WHEREAS, Borrower, Agent and Lenders desire to amend the Loan Agreement, in each case, in the manner, and subject to the terms and conditions, provided below.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

        1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II
AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS

        2.01 Amendment and Restatement of Section 2.1(A) of the Loan Agreement. Effective as of the date hereof ("Effective Date"), Section 2.1(A) of the Loan Agreement is amended and restated to read in its entirety as follows:

          "(A) Term Loan. On the Tenth Amendment Effective Date, each Lender advanced to Borrower its Pro Rata Share of the initial $5,000,000 Term Loan. Each Lender, severally, agrees to lend to Borrower, on the Eleventh Amendment Effective Date, its Pro Rata Share of an additional Term Loan Commitment which is in the aggregate amount of $10,000,000. As of the Eleventh Amendment Effective Date, after giving effect to the Eleventh Amendment, the total Term Loan Commitment shall be $15,000,000. The additional $10,000,000 Term Loan shall be funded in one drawing. Amounts borrowed under this Section 2.1(A) and paid may not be reborrowed. The principal amount of the Term Loan shall be paid in full on the Termination Date."

        2.02 Amendment to Section 2.1(B) of the Loan Agreement. Effective as of the Effective Date, the second sentence of Section 2.1(B) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following sentence therefor:

          "The aggregate amount of the Revolving Loan Commitment shall not exceed at any time $25,000,000."

        2.03 Amendment and Restatement of Section 2.2(A) of the Loan Agreement. Effective as of the Effective Date, Section 2.2(A) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "(A) Rate of Interest. From the date the Loans are made and the date the other Obligations become due the Loans and the other Obligations shall bear interest at the applicable per annum rates set forth below (collectively, the "Interest Rate"):

            (1)   In the case of Base Rate Loans and Obligations for which no other interest rate is specified, the Base Rate plus (a) 0.25% with respect to the Revolving Loan and all other Obligations for which no other interest rate is specified, and (b) (i) during the period beginning on the Tenth Amendment Effective Date and continuing until October 5, 2007, 1.00% with respect to the Term Loan, and (b) (ii) during the period beginning on October 5, 2007 and thereafter, 2.00% with respect to the Term Loan.

            (2)   In the case of LIBOR Loans, LIBOR plus (a) 1.75% with respect to the Revolving Loan and all other Obligations for which no other interest rate is specified, and (b) (i) during the period beginning on the Tenth Amendment Effective Date and continuing until October 5, 2007, 2.50% with respect to the Term Loan, and (b) (ii) beginning on October 5, 2007 and thereafter, 3.00% with respect to the Term Loan.

            (3)   The Swingline Loan shall bear interest at the sum of the Base Rate plus 0.25%.

          Subject to the provisions of Section 2.1(F), Borrower shall designate to Agent whether a Loan shall be a Base Rate or LIBOR Loan at the time a Notice of Borrowing is given pursuant to Section 2.1(F). Such designation by Borrower may be changed from time to time pursuant to Section 2.2(D) . If on any day a Loan or a portion of any Loan is outstanding with respect to which notice has not been delivered to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest or if LIBOR has been specified and no LIBOR quote is available, then for that day that Loan or portion thereof shall bear interest determined by reference to the Base Rate.

          After the occurrence and during the continuance of an Event of Default (i) the Loans and all other Obligations shall, at the election of Agent or Requisite Lenders, bear interest at a rate per annum equal to two percent (2%) plus the applicable Interest Rate (the "Default Rate"), (ii) each LIBOR Loan shall automatically convert to a Base Rate Loan at the end of any applicable Interest Period and (iii) no Loans may be converted to LIBOR Loans."

        2.04 Amendment and Restatement of Section 2.2(B) of the Loan Agreement. Effective as of the Effective Date, Section 2.2(B) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "Computation and Payment of Interest. Interest on the Loans and all other Obligations shall be computed on the daily principal balance on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. In computing interest on any Loan, the date of funding of the Loan or the first (1st) day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a LIBOR Loan, the date of conversion of such LIBOR Loan to such Base Rate Loan, shall be included; and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan, or with respect to a Base Rate Loan being converted to a LIBOR Loan, the date of conversion of such Base Rate Loan to such LIBOR Loan, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on that Loan. Interest on Base Rate Loans and all other Obligations other than LIBOR Loans shall be payable to Agent for the benefit of Lenders monthly in arrears on the first (1st) Business Day of each month for the accrued interest through the last day of the previous month, on the date of any prepayment of Loans, and at maturity, whether by acceleration or otherwise. Interest on LIBOR Loans shall be payable to Agent for the benefit of

  Lenders on the last day of the applicable Interest Period for such Loan, on the date of any prepayment of the Loans, and at maturity, whether by acceleration or otherwise. In addition, for each LIBOR Loan having an Interest Period longer than three (3) months, interest accrued on such Loan shall also be payable on the last day of each three (3) month interval during such Interest Period."

        2.05 Amendment to Section 11.1 of the Loan Agreement; Amendment and Restatement of Definitions. Effective as of the Effective Date, the following definitions contained in Section 11.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

          "'Term Loan Commitment' means (a) as to any Lender the commitment of such Lender to make its Pro Rata Share of the Term Loan in the maximum aggregate amount set forth on the signature page of the Eleventh Amendment opposite such Lender's signature or in the most recent Assignment and Acceptance Agreements, if any, executed by such Lender, and (b) as to all Lenders, the aggregate amount of all Lenders to make the Term Loan."

        2.06 Amendment to Section 11.1 of the Loan Agreement; Amendment to Definition of "Revolving Loan Commitment". Effective as of the Effective Date, the definition of "Revolving Loan Commitment" contained in Section 11.1 of the Loan Agreement is hereby amended by deleting therefrom the phrase "aggregate amount set forth on the signature page of the Tenth Amendment" and substituting therefor "aggregate amount set forth on the signature page of the Eleventh Amendment."

        2.07 Amendment to Section 11.1 of the Loan Agreement; Addition of New Definitions. Effective as of the Effective Date, the following new definitions are hereby added to Section 11.1 of the Loan Agreement, to read in their entirety as follows and to be inserted in their proper alphabetical order:

          "'Eleventh Amendment' means that certain Eleventh Amendment to Loan and Security Agreement, dated March    , 2007, executed by Borrower, Lender and Agent.

          'Eleventh Amendment Effective Date' means the "Effective Date' as defined in the Eleventh Amendment."

ARTICLE III
CONDITIONS PRECEDENT

        3.01 Conditions to Effectiveness. Notwithstanding anything herein to the contrary, the effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

          (a)   Agent shall have received, in form and substance satisfactory to Agent and duly executed by each party thereto:

            (i)    this Amendment, and

            (ii)   Fourth Amended and Restated Revolving Note in the form of Exhibit A attached hereto; and

            (iii)  Amended and Restated Term Note in the form of Exhibit B attached hereto; and

            (iv)  such additional documents, instruments and information as Agent or its legal counsel, Patton Boggs LLP, may request; and

          (b)   All corporate proceedings taken in connection with the transactions contemplated by this Amendment and the agreements described in clause (a) above and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Patton Boggs LLP.

ARTICLE IV
NO WAIVER

        4.01 Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and Agent's or any Lender's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

        5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for any representation or warranty limited by its terms to a specific date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lenders; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

ARTICLE VI
MISCELLANEOUS PROVISIONS

        6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

        6.02 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

        6.03 Expenses of Agent. As provided in the Loan Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys' fees and expenses, the allocated cash of Agent's internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this Amendment.

        6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

        6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

        6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

        6.10 Final Agreement. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

[The Remainder of this Page Intentionally Left Blank]

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BANCTEC, INC.
By:
	Name:	Jeffrey Cushman
	Title:	Chief Financial Officer
BTI TECHNOLOGIES, L.P.
	By:	BANCTEC, INC., its General Partner
By:
		Name:	Jeffrey Cushman
		Title:	Chief Financial Officer
Revolving Loan Commitment: $25,000,000 Term Loan Commitment: $15,000,000	HELLER FINANCIAL, INC., as Agent and Sole Lender
By:
Name:
Title:

CONSENT AND RATIFICATION

        Each of the undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement relating to the Obligations and each Loan Document it has executed in connection with the Obligations (collectively, the "Loan Documents") and acknowledges that the Loan Documents to which it is a party are in full force and effect and ratifies the same, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such Loan Documents, that its consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the collateral securing the Obligations, or any of the other Loan Documents.

BTC INTERNATIONAL HOLDINGS, INC.
By:
Name:	Jeffrey Cushman
Title:	Chief Executive Officer
BANCTEC (PUERTO RICO), INC.
By:
Name:	Jeffrey Cushman
Title:	Chief Financial Officer
BANCTEC UPPER-TIER HOLDING, LLC
By:
Name:	Jeffrey Cushman
Title:	Manager
BANCTEC INTERMEDIATE HOLDING, INC.
By:
Name:	Jeffrey Cushman
Title:	Chief Financial Officer

QuickLinks

ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS
ARTICLE III CONDITIONS PRECEDENT
ARTICLE IV NO WAIVER
ARTICLE V RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
ARTICLE VI MISCELLANEOUS PROVISIONS
CONSENT AND RATIFICATION